UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Sections 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event
reported): October 24, 2006
Phelps Dodge Corporation
(Exact name of registrant as specified in its charter)

New York	001-00082	13-1808503

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One North Central Avenue
Phoenix, Arizona 85004-4414
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (602) 366-8100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
      On October 24, 2006, Phelps Dodge Corporation issued a press release announcing financial results for the three- and nine-month periods ended September 30, 2006. A copy of this press release is furnished as Exhibit 99.1 to this report.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
Exhibit 99.1: Press release of Phelps Dodge Corporation dated October 24, 2006, announcing financial results for the three- and nine-month periods ended September 30, 2006.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Phelps Dodge Corporation

(Registrant)

Date: October 24, 2006	By:	/s/ Ramiro G. Peru

		Name:	Ramiro G. Peru
		Title:	Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Phelps Dodge Corporation dated October 24, 2006, announcing financial results for the three- and nine-month periods ended September 30, 2006.

4